UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report: March 9, 2004             Commission File No. 0-15886
(Date of Earliest Event Reported: March 9, 2004)


                           THE NAVIGATORS GROUP, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     13-3138397
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)


                                 One Penn Plaza
                            New York, New York 10119
                                 (212) 244-2333
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)


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Item 9.   Regulation FD Disclosure
Item 12.  Results of Operations and Financial Condition

          The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition." This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On March 9, 2004, The Navigators Group, Inc. (the "Company") issued a press release announcing its earnings for the fourth quarter and the full fiscal year of 2003. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE NAVIGATORS GROUP, INC.
                                  (Registrant)


                                    /s/ Bradley D. Wiley
                                  ----------------------------------------------
                                  Name: Bradley D. Wiley
                                  Title: Senior Vice President, Financial
                                         Compliance Officer and Secretary



     Date: March 9, 2004

     INDEX TO EXHIBITS

Number       Description
------       -----------
  99.1       Press Release dated March 9, 2004.